Exhibit 10.3

SECURITY AGREEMENT

dated as of

August 11, 2005

among

SUNGARD HOLDCO LLC,

SUNGARD DATA SYSTEMS INC.,

SOLAR CAPITAL CORP.,

THE SUBSIDIARIES OF SUNGARD DATA SYSTEMS INC.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement	5
SECTION 1.02. Other Defined Terms	5

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge	8
SECTION 2.02. Delivery of the Pledged Collateral	10
SECTION 2.03. Representations, Warranties and Covenants	11
SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests	12
SECTION 2.05. Registration in Nominee Name; Denominations	12
SECTION 2.06. Voting Rights; Dividends and Interest	12

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest	15
SECTION 3.02. Representations and Warranties	17
SECTION 3.03. Covenants	18
SECTION 3.04. Other Actions	19

ARTICLE IV

Remedies

SECTION 4.01. Remedies Upon Default	21
SECTION 4.02. Application of Proceeds	23

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity	25
SECTION 5.02. Contribution and Subrogation	25
SECTION 5.03. Subordination	25

Schedules

Schedule I	Subsidiary Parties
Schedule II	Pledged Equity; Pledged Debt

Exhibits

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Perfection Certificate

SECURITY AGREEMENT dated as of August 11, 2005 among SUNGARD HOLDCO LLC (“Holdings”), SUNGARD DATA SYSTEMS INC., SOLAR CAPITAL CORP., the Subsidiaries of the Company identified herein and JPMORGAN CHASE BANK, N.A., as Collateral Agent for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of August 11, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, SunGard, the Overseas Borrowers, Holdings, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, each Lender from time to time party thereto, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Co-Syndication Agents, and Barclays Bank PLC and The Royal Bank of Canada, as Co-Documentation Agents. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. In connection with the granting of a security interest in the Pari Passu Collateral to secure the Credit Agreement Obligations, the Grantors are required by Section 4.06 of the Existing Notes Indenture to grant an equal and ratable security interest in the Pari Passu Collateral to secure the Existing Notes Obligations. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC; provided that such term shall not include accounts receivable and related assets subject to any Receivables Facility.

“Agreement” means this Security Agreement.

“Article 9 Collateral” means the U.S. Article 9 Collateral and the Shared Article 9 Collateral.

“Claiming Party” has the meaning assigned to such term in Section 5.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Contributing Party” has the meaning assigned to such term in Section 5.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Credit Agreement Collateral” means the U.S. Article 9 Collateral and the U.S. Pledged Collateral.

“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c) of the Credit Agreement.

“Existing Notes Holder” means each “Holder” (as defined in the Existing Notes Indenture).

“Existing Notes Indenture” means the indenture dated January 15, 2004 between SunGard and the Existing Notes Trustee.

“Existing Notes Obligations” means the due and punctual payment by SunGard or the Company, as applicable, of the principal and interest on the Existing Notes, when and as due.

“Existing Notes Secured Parties” means the Existing Notes Holders and the Existing Notes Trustee.

“Existing Notes Trustee” means The Bank of New York, in its capacity as trustee under the Existing Notes Indenture, and its successors and assigns.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.03.

“General Intangibles” means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts and other than any intellectual property and related assets subject to the Intellectual Property Security Agreement) now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of Holdings, the Company and each Subsidiary Party that is a Domestic Subsidiary.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Pari Passu Collateral” means Collateral that, pursuant to the Existing Notes Indenture, must be pledged to secure the Existing Notes Obligations if such Collateral is pledged to secure the Credit Agreement Obligations.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the chief financial officer and the chief legal officer of the Company.

“Pledged Collateral” means the U.S. Pledged Collateral and the Shared Pledged Collateral.

“Pledged Debt” means the U.S. Pledged Debt and the Shared Pledged Debt.

“Pledged Equity” means the U.S. Pledged Equity and the Shared Pledged Equity.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Obligations” means the Credit Agreement Obligations and the Existing Notes Obligations.

“Secured Parties” means the Credit Agreement Secured Parties and the Existing Notes Secured Parties.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” means the U.S. Security Interest and the Shared Security Interest.

“Shared Article 9 Collateral” has the meaning assigned to such term in Section 3.01(c).

“Shared Collateral” means the Shared Article 9 Collateral and the Shared Pledged Collateral.

“Shared Pledged Collateral” has the meaning assigned to such term in Section 2.01(c).

“Shared Pledged Debt” has the meaning assigned to such term in Section 2.01(c).

“Shared Pledged Equity” has the meaning assigned to such term in Section 2.01(c).

“Shared Security Interest” has the meaning assigned to such term in Section 3.01(c).

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“U.S. Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“U.S. Pledged Collateral” has the meaning assigned to such term in Section 2.01(a).

“U.S. Pledged Debt” has the meaning assigned to such term in Section 2.01(a).

“U.S. Pledged Equity” has the meaning assigned to such term in Section 2.01(a).

“U.S. Security Interest” has the meaning assigned to such term in Section 3.01(a).

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. (a) As security for the payment or performance, as the case may be, in full of the Credit Agreement Obligations, including the U.S. Guarantees, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Credit Agreement Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Credit Agreement Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (i) to the extent that it does not give rise to additional subsidiary reporting requirements under Rule 3-16 of Regulation S-X promulgated under the Exchange Act, all Equity Interests held by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “U.S. Pledged Equity”); provided that the U.S. Pledged Equity shall not include (A) more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary, (B) Equity Interests of Unrestricted Subsidiaries, (C) Equity Interests of any Subsidiary of a Foreign Subsidiary, (D) Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(g) of the Credit Agreement, (E) Equity Interests of any Person that is not a direct or indirect, wholly owned Subsidiary of the Company and (F) Equity Interests of any Subsidiary with respect to which the Administrative Agent has confirmed in writing to the Company its determination that the costs or other consequences (including adverse tax consequences) of providing a pledge of its Equity Interests is excessive in view of the benefits to be obtained by the Lenders; (ii)(A) the debt securities owned by it and listed opposite the name of such Grantor on Schedule II, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the “U.S. Pledged Debt”); (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01(a); (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “U.S. Pledged Collateral”); provided that in no event shall the U.S. Pledged Collateral include any Pari Passu Collateral (including any Shared Pledged Collateral).

(b) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor other than Holdings hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (i) to the extent that it does not give rise to additional subsidiary reporting requirements under Rule 3-16 of Regulation S-X promulgated under the Exchange Act, all Equity Interests of Subsidiaries of the Company held by it and listed on Schedule II and any other Equity Interests of Subsidiaries of the Company obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Shared Pledged Equity”); provided that the Shared Pledged Equity shall not include (A) more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary, (B) Equity Interests of Unrestricted Subsidiaries, (C) Equity Interests of any Subsidiary of a Foreign Subsidiary, (D) Equity Interests of any Subsidiary

acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(g) of the Credit Agreement, (E) Equity Interests of any Person that is not a direct or indirect, wholly owned Subsidiary of the Company and (F) Equity Interests of any Subsidiary with respect to which the Administrative Agent has confirmed in writing to the Company its determination that the costs or other consequences (including adverse tax consequences) of providing a pledge of its Equity Interests is excessive in view of the benefits to be obtained by the Lenders; (ii)(A) the debt securities of Subsidiaries of the Company owned by it and listed opposite the name of such Grantor on Schedule II, (B) any debt securities of Subsidiaries of the Company obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the “Shared Pledged Debt”); (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01(c); (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Shared Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the applicable Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount in excess of the Dollar Amount of $10,000,000 owed to such Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and

(ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. Holdings and the Company jointly and severally represent, warrant and covenant, as to themselves and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than Holdings or a subsidiary of Holdings, to the best of Holdings’ and the Company’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than Holdings or a subsidiary of Holdings, to the best of Holdings’ and the Company’s knowledge), are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however, arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Credit Agreement Obligations and/or the Existing Notes Obligations, as the case may be; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing and the Collateral Agent shall give the Company notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Company that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement, any other Loan Document or the Existing Notes Indenture or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the applicable Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Company of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Company of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

(d) Any notice given by the Collateral Agent to the Company suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Credit Agreement Obligations, including the U.S. Guarantees, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Credit Agreement Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Credit Agreement Secured Parties, a security interest (the “U.S. Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “U.S. Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles;

(vi) all Instruments;

(vii) all Inventory;

(viii) all Investment Property;

(ix) all books and records pertaining to the U.S. Article 9 Collateral; and

(x) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that in no event shall the foregoing constitute a grant of a security interest in any Pari Passu Collateral (including any Shared Article 9 Collateral or any Shared Pledged Collateral); provided further that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) motor vehicles the perfection of a security interest in which is excluded from the UCC in the relevant jurisdiction, (B) any Equity Interests in any Unrestricted Subsidiary or any Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(g) of the Credit Agreement, (C) more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary, (D) any asset with respect to which the Administrative Agent has confirmed in writing to the Company its determination that the costs or other consequences (including adverse tax consequences) of providing a security interest in is excessive in view of the benefits to be obtained by the Lenders, or (E) any General Intangible, Investment Property or other such rights of a Grantor arising under any contract, lease, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would (x) constitute a violation of a valid and enforceable restriction in respect of such General Intangible, Investment Property or other such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained (for the avoidance of doubt, the restrictions described herein are not negative pledges or similar undertakings in favor of a lender or other financial counterparty) or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate its obligations thereunder, provided however, that the limitation set forth in clause (E) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC. Each Grantor shall, if requested to do so by the Administrative Agent, use commercially reasonably efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Administrative Agent reasonably determines to be material.

(b) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Shared Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Shared Article 9 Collateral”):

(i) all Equipment relating to any real property owned by such Grantor;

(ii) to the extent not otherwise included in the foregoing or in the Shared Pledged Collateral, all other Pari Passu Collateral;

(iii) all books and records pertaining to the Shared Article 9 Collateral; and

(iv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(c) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

(d) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 3.02. Representations and Warranties. Holdings and the Company jointly and severally represent and warrant, as to themselves and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material aspects as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the applicable Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 3.03. Covenants. (a) The Company agrees promptly to notify the Collateral Agent in writing of any change (i) in corporate name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, or (iii) in the jurisdiction of organization of any Grantor.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Company shall deliver to the Collateral Agent a certificate executed by the chief financial officer and the chief legal officer of the Company setting forth the information required pursuant to Schedules 1(a), 1(c), 1(e), 1(f) and 2(b) of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c).

(d) The Company agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $10,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Loan Documents or in the Existing Notes Indenture.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which is in excess of $10,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the applicable Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral and evidencing an amount in excess of $10,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request and following the occurrence of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary or commodity intermediary, upon the Collateral Agent’s request and following the occurrence of an Event of Default, such Grantor shall immediately notify the Collateral Agent thereof and at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent shall either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of financial assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

ARTICLE IV

Remedies

SECTION 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Credit Agreement Obligations or the Existing Notes Obligations, as applicable, under the Uniform Commercial Code or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; and (iv) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Credit Agreement Obligations or the Existing Notes Obligations, as applicable, at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Company of its intent to exercise such rights, for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies if insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

SECTION 4.02. Application of Proceeds. (a) The Collateral Agent shall apply the proceeds of any collection or sale of Credit Agreement Collateral, including any Credit Agreement Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Credit Agreement Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Credit Agreement Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Credit Agreement Obligations owed to them on the date of any such distribution); and

THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(b) The Collateral Agent shall apply the proceeds of any collection or sale of Shared Collateral, including any Shared Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any Mortgage on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any Mortgage;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution);

THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c) If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to paragraph (b) above to the Existing Notes Trustee, and if the Existing Notes Trustee shall notify the Collateral Agent in writing that no provision is made under the Existing Notes Indenture for the application by the Existing Notes Trustee of such moneys (whether because the Existing Notes Indenture does not effectively provide due and payable or otherwise) and that the Existing Notes Indenture does not effectively provide for the receipt and the holding by the Existing Notes Trustee of such moneys pending the application thereof, then the Collateral Agent, after receipt of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, shall at the direction of the Existing Notes Trustee, invest such amounts in Cash Equivalents maturing within 90 days after they are acquired by the Collateral Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Existing Notes Trustee (in its capacity as trustee) and for no other purpose until such time as the Existing Notes Trustee shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the Existing Notes Indenture. The Collateral Agent shall not be responsible for any diminution in funds resulting from any such investment or any liquidation or any liquidation thereof prior to maturity.

(d) In making the determination and allocations required by this Section 4.02, the Collateral Agent may conclusively rely upon information supplied by the Existing Notes Trustees as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Existing Notes Obligations and information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Credit Agreement Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or the Existing Notes Trustee of any amounts distributed to them.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), each Borrower agrees that, in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an obligation owed to any Secured Party, the relevant Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Subsidiary Party (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event assets of any other Subsidiary Party shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to any Secured Party and such other Subsidiary Party (the “Claiming Party”) shall not have been fully indemnified by the relevant Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.14, the date of the Security Agreement Supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Credit Agreement Obligations. No failure on the part of any Borrower or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Credit Agreement Obligations.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement or Section 11.02 of the Existing Notes Indenture, as applicable. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement; provided, however, that the requisite written consent of the Existing Notes Holders or the Existing Notes Trustee under the Existing Notes Indenture shall be required with respect to any release, waiver, amendment or other modification of this Agreement that would materially and adversely affect the rights of the

Existing Note Holders to equally and ratably share in the security provided for herein with respect to the Shared Collateral. Except as set forth in this Section 6.02(b), neither the Existing Notes Holders nor the Existing Notes Trustee shall have any rights to approve any release, waiver, amendment, modification, charge, discharge or termination with respect to this Agreement.

SECTION 6.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Company agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Credit Agreement Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 6.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 6.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Company or any other Loan Party, any such notice being waived by the Company and each Loan Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that, in the case of any such deposits or other Indebtedness for the credit or the account of any Foreign Subsidiary, such set off may only be against any obligations of Foreign Subsidiaries. Each Lender agrees promptly to notify the Company and the Collateral Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. Notwithstanding anything herein or in any other Loan Document to the contrary, in no event shall the assets of any Foreign Subsidiary that is not a Loan Party constitute collateral security for payment of obligations of the Company or any Domestic Subsidiary, it being understood that (a) the Equity Interests of any Foreign Subsidiary that is not a Loan Party do not constitute such an asset and (b) the provisions hereof shall not limit, reduce or otherwise diminish in any respect the Borrowers’ obligations to make any mandatory prepayment pursuant to Section 2.05(b)(ii) of the Credit Agreement.

SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York City and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, any L/C Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan

Document in any court referred to in paragraph (b) of this Section 6.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

SECTION 6.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, the Existing Notes Indenture, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, the Existing Notes Indenture or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 6.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when all the outstanding Credit Agreement Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Obligations have been reduced to zero and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) This Agreement and the Shared Security Interest shall terminate with respect to the Existing Notes Trustee and the Existing Notes Holders when all Existing Notes Obligations have been indefeasibly paid in full.

(c) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Company; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(d) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(e) In the event that Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Subsidiary of the Company due to the fact that the Equity Interests of such Subsidiary are pledged under this Agreement, then the Equity Interests of such Subsidiary shall automatically be deemed not to be part of the Collateral to the extent necessary not to be subject to such requirement. Notwithstanding anything to the contrary in this Agreement, if Equity Interests of any Subsidiary are not required to be pledged under this Agreement because Rule 3-16 of Regulation S-X of the Exchange Act would require the filing of separate financial statements of such Subsidiary if its Equity Interests were so pledged, in the event that Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to no longer require (or is replaced with another rule or regulation that would not require) the filing of separate financial statements of such Subsidiary if some or all of its Equity Interests are pledged under this Agreement, then such Equity Interests of such Subsidiary shall automatically be deemed part of the Collateral and pledged under this Agreement.

(f) In connection with any termination or release pursuant to paragraph (a), (b), (c), (d) or (e), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6.14. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Subsidiary Parties upon becoming Restricted Subsidiaries. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 6.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Company of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 6.16. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.17. Limitation on Collateral Agent’s Responsibilities with Respect to Existing Notes Holders. (a) The obligations of the Collateral Agent to the Existing Notes Holders and the Existing Notes Trustee hereunder shall be limited solely to (i) holding the Shared Collateral for the ratable benefit of the Existing Notes Holders and the Existing Notes Trustee for so long as (A) any Existing Notes Obligations remain outstanding and (B) any Existing Notes Obligations are secured by such Shared Collateral, (ii) subject to the instructions of the Required Lenders, enforcing the rights of the Existing Notes Holders in their capacities as Secured Parties in respect of Shared Collateral and (iii) distributing any proceeds received by the Collateral Agent from the sale, collection or realization of the Shared Collateral to the Existing Notes Holders and the Existing Notes Trustee in respect of the Existing Notes Obligations in accordance with the terms of this Agreement. Neither the Existing Notes Holders nor the Existing Notes Trustee shall be entitled to exercise (or direct the Collateral Agent to exercise) any rights or remedies hereunder with respect to the Existing Notes Obligations, including without limitation the right to receive any payments, enforce the Shared Security Interest, request any action, institute proceedings, give any instructions, make any election, notice Account Debtors, make collections, sell or otherwise foreclose on any portion of the Collateral or execute any amendment, supplement, or acknowledgment hereof. This Agreement shall not create any liability of the Collateral Agent or the Credit Agreement Secured Parties to the Existing Notes Holders or to the Existing Notes Trustee by reason of actions taken with respect to the creation, perfection or continuation of the Shared Security Interest on the Shared Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Shared Collateral or action with respect to the collection of any claim for all or any part of the Existing Notes Obligations from any Account Debtor, guarantor or any other party or the valuation, use or protection of the Shared Collateral. By acceptance of the benefits under this Agreement and the other Collateral Documents, the Existing Notes Holders and the Existing Notes Trustee will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Lenders to permit such Persons to be Secured Parties under this Agreement and certain of the other Collateral Documents and are being relied upon by the Lenders as consideration therefor.

(b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by SunGard or the Company, as applicable, of the Existing Notes Obligations.

(c) The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or wilful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or wilful misconduct.

(d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a notice of Event of Default or a notice from the Grantor, the Trustee or the Secured Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

(e) Notwithstanding anything to the contrary herein, nothing in this Agreement shall or shall be construed to (i) result in the Shared Security Interest not securing the Existing Notes Obligations less than equally and ratably with the Credit Agreement Obligations pursuant to Section 4.06 of the Existing Notes Indenture to the extent required or (ii) modify or affect the rights of the Existing Notes Holders to receive the pro rata share specified in Section 4.02(b) of any proceeds of any collection or sale of Shared Collateral.

(f) The parties hereto agree that the Existing Notes Obligations and the Credit Agreement Obligations are, and will be, equally and ratably secured with each other by the Liens on the Shared Collateral, and that it is their intention to give full effect to the equal and ratable provision of Section 4.06 of the Existing Notes Indenture, as in effect on the date hereof.

SECTION 6.18. Effectiveness of the Merger. SunGard and its Subsidiaries shall have no rights or obligations hereunder until the consummation of the Merger and any representations and warranties of SunGard or any of its Subsidiaries hereunder shall not become effective until such time. Upon consummation of the Merger, SunGard shall succeed to all the rights and obligations of Solar Capital Corp. under this Agreement and all rights, obligations, representations and warranties of SunGard and its Subsidiaries shall become effective as of the date hereof, without any further action by any Person.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SUNGARD HOLDCO LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SUNGARD DATA SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Senior Vice President - Finance and Chief Financial Officer

SOLAR CAPITAL CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

ASC SOFTWARE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SECURITY AGREEMENT SIGNATURE PAGE

ASSENT SOFTWARE LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Assistant Secretary and Treasurer

AUTOMATED SECURITIES CLEARANCE, LTD.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

BANCWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Clerk and Treasurer

DATA TECHNOLOGY SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

DERIVATECH RISK SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

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ELINK PROCESSING LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

EXETER EDUCATIONAL MANAGEMENT SYSTEMS, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FDP CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FINANCIAL DATA PLANNING CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FINANCIAL TECHNOLOGY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

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HTE-UCS, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

INFLOW LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

MBM INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

MICROHEDGE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

ONLINE SECURITIES PROCESSING INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

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PLAID BROTHERS SOFTWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

PORTFOLIO VENTURES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

PRESCIENT MARKETS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

PROTOGENT, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SIS EUROPE HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

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SRS DEVELOPMENT INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD ADVISOR TECHNOLOGIES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD ASIA PACIFIC INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD ASSET MANAGEMENT SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD AVAILABILITY INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

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SUNGARD AVAILABILITY SERVICES LP,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD AVAILABILITY SERVICES LTD.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD BI-TECH INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD BSR INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD BUSINESS SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, and Assistant Secretary

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SUNGARD CANADA HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD COLLEGIS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD COMPUTER SERVICES LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD CORBEL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD DEVELOPMENT CORPORATION,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

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SUNGARD DIS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President Treasurer and Assistant Secretary

SUNGARD ENERGY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD ENFORM CONSULTING INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD EPROCESS INTELLIGENCE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD EXPERT SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, and Assistant Secretary

SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD FINANCIAL SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD HTE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD INSURANCE SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD INVESTMENT PRODUCTS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD INVESTMENT SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

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SUNGARD INVESTMENT VENTURES LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD KIODEX INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD MARKET DATA SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD NETWORK SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD PENTAMATION INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

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SUNGARD REFERENCE DATA SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD SAS HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD SCT INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD SECURITIES FINANCE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD SECURITIES FINANCE INTERNATIONAL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD SHAREHOLDER SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD SOFTWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD SYSTEMS INTERNATIONAL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD TECHNOLOGY SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD TRADING SYSTEMS VAR LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD TREASURY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD TRUST SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD WEALTH MANAGEMENT SERVICES, LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SECURITY AGREEMENT SIGNATURE PAGE

SUNGARD WORKFLOW SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SYSTEMS & COMPUTER TECHNOLOGY CORPORATION,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

TRUST TAX SERVICES OF AMERICA, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Clerk and Treasurer

WALL STREET CONCEPTS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SECURITY AGREEMENT SIGNATURE PAGE

WORLD SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SECURITY AGREEMENT SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

by	/s/ Bruce Borden
	Name:	BRUCE BORDEN
	Title:	VICE PRESIDENT